LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this "Agreement") is dated as of June 13, 2007 by and among BPO Management Services, Inc., a Delaware corporation (the "Company"), and the Stockholders of the Company listed on Schedule A attached hereto (collectively, the "Stockholders").

WHEREAS, to induce the Company and the investors (the “Investors”) to enter into the Series D Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the “Purchase Agreement”) by and among the Company and the Investors, the Stockholders have agreed not to sell any Securities (as defined below) of the Company that such Stockholders presently own or may acquire after the date hereof, except in accordance with the terms and conditions set forth herein. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Purchase Agreement.

NOW, THEREFORE, in consideration of the covenants and conditions hereinafter contained, the parties hereto agree as follows:

1.Restriction on Transfer; Term. From the period commencing on the Closing Date and expiring on the date that is the earlier of (a) September 30, 2008 or (b) six (6) months following the effective date of the registration statement filed by the Company with the Securities and Exchange Commission providing for the resale of all of the shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants issued pursuant to the Purchase Agreement (the “Period”), the Stockholders hereby agree with the Company that the Stockholders will not (i) offer, sell, contract to sell, sell short, pledge, assign, transfer, hypothecate, grant any option to purchase, grant a security interest in or otherwise dispose of (collectively, a “Disposition”), directly or indirectly, (A) any non-convertible shares of the Company's preferred stock, $0.01 par value per share, or (B) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon the exercise of a stock option or warrant) or (C) securities convertible into or exchangeable or exercisable for shares of Common Stock or (D) any derivative with respect to shares of Common Stock or preferred stock beneficially owned by the Stockholders (all of such shares and other securities being referred to collectively hereinafter as the "Securities"), (ii) enter into any transactions that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any of these transactions are to be settled by delivery of the Securities or other securities, in cash or otherwise, (iv) publicly disclose the intention to make any Disposition, or enter into any transaction, swap, hedge or other arrangement, or (v) request the registration of any of the foregoing under the Securities Act without, in each case, the prior written consent of investors who have purchased a majority of the Shares.

2. Ownership. During the Period, the Stockholders shall retain all rights of ownership in the Securities, including, without limitation, voting rights and the right to receive dividends, if any, that may be declared in respect thereof.

3.Company and Transfer Agent. The Company is hereby authorized to disclose the existence of this Agreement to its transfer agent. The Company and its transfer agent are hereby authorized to decline to make any transfer of the Securities if such transfer would constitute a violation or breach of this Agreement and the Purchase Agreement.

4.Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, four (4) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party's telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable.

If to the Company:

BPO Management Services, Inc.
1290 N. Hancock, Ste 202
Anaheim, CA 92807
Attention: Chief Executive Officer
Tel. No.: (714) 974-2670
Fax No.: (714) 974-4771
E-mail: patrick.dolan@bpoms.com

With copies to (which copies shall not constitute notice):

Bryan Cave LLP
1900 Main Street, Suite 700
Irvine, CA 92614
Attention: Randolf W. Katz, Esq.
Tel. No.: (949) 223-7103

Fax No.: (949) 223-7100
E-mail: rwkatz@bryancave.com

and to:

Cornman & Swartz
19800 MacArthur Blvd., Suite 820
Irvine, CA 92612
Attention: Jack T. Cornman, Esq.
Tel. No.: (949) 224-1500
Fax No.: (949) 224-1505
E-mail: jcornman@cornmanswartz.com

and to:

Sheppard, Mullin, Richter & Hampton LLP
333 S. Hope Street, 48th Floor
Los Angeles, CA 90071
Attention: David I. Sunkin, Esq.
Tel No.: (213) 620-1780
Fax No.: (213) 443-2750
E-mail: dsunkin@sheppardmullin.com

If to any of the Stockholders, addressed to such Stockholder at:

c/o BPO Management Services, Inc.
1290 N. Hancock, Ste 202
Anaheim, CA 92807
Attention: Chief Executive Officer
Tel. No.: (714) 974-2670
Fax No.: (714) 974-4771
E-mail: patrick.dolan@bpoms.com

With copies to (which copies shall not constitute notice):

Bryan Cave LLP
1900 Main Street
Suite 700
Irvine, CA 92614
Attention: Randolf W. Katz, Esq.
Tel. No.: (949) 223-7103
Fax No.: (949) 223-7100
E-mail: rwkatz@bryancave.com

Any party hereto may from time to time change its address for notices by giving at least ten (10) days’ written notice of such changed address to the other party hereto.

5.Entire Agreement. This Agreement contains the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the parties with respect to such subject matter, all of which are merged herein.

6.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in that state, without regard to any of its principles of conflicts of laws or other laws which would result in the application of the laws of another jurisdiction. This Agreement shall be construed and interpreted without regard to any presumption against the party causing this Agreement to be drafted.

7.Waiver of Jury Trial. EACH OF THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES UNCONDITIONALLY AND IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH OF THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN NEW YORK COUNTY OR SUCH DISTRICT, AND AGREES THAT SERVICE OF ANY SUMMONS, COMPLAINT, NOTICE OR OTHER PROCESS RELATING TO SUCH SUIT, ACTION OR OTHER PROCEEDING MAY BE EFFECTED IN THE MANNER PROVIDED IN SECTION 4.

8.Severability. The parties agree that if any provision of this Agreement be held to be invalid, illegal or unenforceable in any jurisdiction, that holding shall be effective only to the extent of such invalidity, illegally or unenforceability without invalidating or rendering illegal or unenforceable the remaining provisions hereof, and any such invalidity, illegally or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is the intent of the parties that this Agreement be fully enforced to the fullest extent permitted by applicable law.

9.Binding Effect; Assignment. This Agreement and the rights and obligations hereunder may not be assigned by any party hereto without the prior written consent of the other parties hereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10.Headings. The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.
11.Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same document. This Agreement shall become effective when one or more counterparts, taken together, shall have been executed and delivered by all of the parties.

12.Third-Party Beneficiaries. Each of the Stockholders and the Company hereby acknowledges that the Investors are third party beneficiaries of this Agreement and this Agreement may not be modified or changed without the prior written consent of the Investors.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above herein.

BPO MANAGEMENT SERVICES, INC.

By:  /s/ Patrick A. Dolan

Name:  Patrick A. Dolan
Title:    Chairman and CEO

STOCKHOLDER:

By:  /s/ Patrick A. Dolan

Name: Patrick A. Dolan
Title:   Chairman and CEO

STOCKHOLDER:

By:  Jim Cortens

Name: Jim Cortens
Title:

STOCKHOLDER:

By:  /s/ George Logan

Name: George Logan
Title:

STOCKHOLDER:

By:  /s/ Brian Meyer

Name: Brian Meyer
Title:

By:  /s/ Lynne Meyer

Name: Lynne Meyer
Title:

STOCKHOLDER:

By:  /s/ Ray Belisle

Name: Ray Belisle
Title:

STOCKHOLDER:

By:  /s/ Don West

Name: Don West
Title:

STOCKHOLDER:

By:  /s/ Sharon West

Name: Sharon West
Title:

STOCKHOLDER:

WEST LTP TRUST:

By:  /s/ Richard Taylor

Name: Richard Taylor
Title:   Trustee

STOCKHOLDER:

By:  /s/ Tom Lucas

Name: Tom Lucas
Title:

STOCKHOLDER:

By:  /s/ Bob Bisci

Name: Bob Bisci
Title:

By:  /s/ Michele Bisci

Name: Michele Bisci
Title:

STOCKHOLDER:

By:  /s/ Kevin Smith

Name: Kevin Smith
Title:

By:  /s/ Julie Smith

Name: Julie Smith
Title:

STOCKHOLDER:

By:  /s/ John Lalli

Name: John Lalli
Title:

STOCKHOLDER:

By:  /s/ Harold Hermann

Name: Harold Hermann
Title:

STOCKHOLDER:

By:  /s/ Koushik Dutta

Name: Koushik Dutta
Title:

STOCKHOLDER:

By:  /s/ Don Rutherford

Name: Don Rutherford
Title:

STOCKHOLDER:

By:  /s/ Dale Paisley

Name: Dale Paisley
Title:

Schedule A

Patrick Dolan
Jim Cortens
George Logan
Brian Meyer
Lynne Meyer
Ray Belisle
Don West
Sharon West
West LTP Trust
Tom Lucas
Bob Bisci
Michele Bisci
Kevin Smith
Julie Smith
John Lalli
Harold Hermann
Houshik Dutta
Don Rutherford
Dale Paisley